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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 2-78933, 333-60889,33-50403 and 333-98435) and
on Form S-3 (File No. 33-57243) of Ethyl Corporation of our report dated February 7, 2003, except as to Note 12, for which the date is March 3, 2003, relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Richmond, Virginia
March 12, 2003